Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE August 20, 2024	Media contact: Katie Magnotta
201- 602-9235
katie.magnotta@verizon.com

Verizon announces expiration and final results of its private exchange offers for 10 series of notes

NEW YORK, N.Y. – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the expiration and final results of its previously announced offers to exchange any and all of the outstanding series of notes listed in the table below (collectively, the “Old Notes”) for newly issued notes of Verizon due 2035 (the “New Notes”) (the “Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated July 22, 2024 (as amended by Verizon’s press release dated July 30, 2024 relating to the amendment of the terms of the Exchange Offers, Verizon’s press release dated August 5, 2024, relating to the early results and extension of the early participation deadline of the Exchange Offers (the “Early Results Press Release”) and Verizon’s press release dated August 5, 2024, relating to the pricing of the Exchange Offers (the “Pricing Press Release”), the “Offering Memorandum”). The Offering Memorandum and the accompanying eligibility letter for the Exchange Offers constitute the “Exchange Offer Documents”.

As previously announced, Verizon settled early all Old Notes validly tendered at or prior to 5:00 p.m. (New York City time) on August 2, 2024 (the “Original Early Participation Date”) and accepted for exchange on August 9, 2024 (the “Early Settlement Date”).

Verizon’s obligation to accept Old Notes tendered after the Original Early Participation Date and at or prior to the Expiration Date in each of the Exchange Offers is subject to the terms and conditions described in the Offering Memorandum, including, among other things, (i) the Acceptance Priority Procedures (as described in Verizon’s press release dated July 22, 2024 announcing the Exchange Offers (the “Launch Press Release”)) and (ii) a cap on the maximum aggregate principal amount of New Notes that Verizon will issue in all of the Exchange Offers (the “New Notes Cap”).

The Exchange Offers expired at 5:00 p.m. (New York City time) on August 19, 2024 (the “Expiration Date”), which was also the Extended Early Participation Date (as defined in the Early Results Press Release). All conditions applicable to the Exchange Offers as of the Expiration Date have been deemed satisfied or waived by Verizon.

Since the aggregate principal amount of New Notes to be issued in exchange for the Old Notes validly tendered at or prior to the Expiration Date and accepted for exchange will not exceed the New Notes Cap, Verizon has accepted for exchange all Old Notes that were validly tendered after the Original Early Participation Date. Eligible holders whose Old Notes have been accepted for exchange by Verizon after the Original Early Participation Date will receive on the Final Settlement Date (as defined below) the applicable Total Exchange Price (as defined in the Pricing Press Release)

and an additional cash payment equal to accrued and unpaid interest on such Old Notes to, but excluding the Final Settlement Date (the “Accrued Coupon Payment”). The Accrued Coupon Payment for the Old Notes exchanged for New Notes at the Final Settlement Date will be reduced to offset any interest accrued on such New Notes from the Early Settlement Date, as further described in the Offering Memorandum.

Exchange Offers

The table below indicates, among other things, the aggregate principal amount of Old Notes validly tendered after the Original Early Participation Date and at or prior to the Expiration Date in each Exchange Offer and accepted for exchange, the Total Exchange Price (as described below) for each series of Fixed Rate Notes, each as calculated in the Pricing Press Release in accordance with the terms set forth in the Offering Memorandum. No series of Old Notes validly tendered after the Original Early Participation Date and at or prior the Expiration Date and accepted in the Exchange Offers was subject to proration.

Acceptance Priority Level	CUSIP Number(s)	Title of Security	Principal Amount Outstanding(1)	Principal Amount Validly Tendered after the Original Early Participation Date and Accepted under the Exchange Offers	Fixed Rate Note Total Exchange Price(2)	Floating Rate Note Total Exchange Price(3)
1	92343VEN0/ 92343VEB6/ U9221AAY4	3.376% notes due 2025	$1,339,761,000	$516,000	$992.90	N/A
2	92343VEP5	Floating Rate notes due 2025	$889,448,000	$3,116,000	N/A	$1,008.30
3	92343VFS8	0.850% notes due 2025	$1,404,030,000	$1,815,000	$958.86	N/A
4	92343VGG3	1.450% notes due 2026	$1,916,467,000	$1,099,000	$958.72	N/A
5	92343VGE8	Floating Rate notes due 2026	$526,229,000	$933,000	N/A	$1,013.20
6	92343VDD3	2.625% notes due 2026	$1,869,415,000	$2,106,000	$971.46	N/A
7	92343VDY7	4.125% notes due 2027	$3,250,000,000	$5,233,000	$1,001.73	N/A
8	92343VFF6	3.000% notes due 2027	$750,000,000	$284,000	$974.05	N/A
9	92343VER1/ 92343VEQ3/ U9221ABK3	4.329% notes due 2028	$4,199,647,000	$2,993,000	$1,008.93	N/A
10	92343VGH1	2.100% notes due 2028	$2,829,602,000	$8,465,000	$933.66	N/A

(1)	As of the date of the Launch Press Release.
(2)

The “Total Exchange Price” for each series of Fixed Rate Notes payable in principal amount of New Notes per each $1,000 principal amount of such series of Fixed Rate Notes validly tendered for exchange at or prior to the Extended Early Participation Date and accepted for purchase, and is based on the Fixed Spread for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page specified in the Launch Press Release) as of 10:00 a.m. (New York City time), August 5, 2024 (the “Pricing Determination Date”).

(3)

The Total Exchange Price payable in principal amount of New Notes per each $1,000 principal amount of floating rate notes due 2025 and floating rate notes due 2026 (the “Floating Rate Notes”) validly tendered for exchange at or prior to the Extended Early Participation Date and accepted for purchase.

The following table sets forth the terms of the New Notes to be issued on the Final Settlement Date:

Issuer	Title of Security	New Notes Coupon(1)	Principal Amount Expected to be Issued on the Final Settlement Date
Verizon Communications Inc.	Notes due 2035	4.780%	$25,819,000

(1)

Equal to the sum of (a) the yield of the 4.375% U.S. Treasury Security due May 15, 2034 (the “New Notes Reference Security”), as calculated by the lead dealer managers in accordance with standard market practice, that equates to the bid side price of the New Notes Reference Security appearing at 10:00 a.m. (New York City time) on the Pricing Determination Date, on the Bloomberg Reference Page FIT1, plus (b) 107 basis points, such sum rounded to the third decimal place when expressed as a percentage. The New Notes will mature on February 15, 2035.

The “Final Settlement Date” will be August 21, 2024, the second business day after the Expiration Date.

When issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon entered into a registration rights agreement with respect to the New Notes on August 9, 2024, the Early Settlement Date.

Global Bondholder Services Corporation has acted as the Exchange Agent and the Information Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers may be directed to Global Bondholder Services Corporation at (855) 654-2015 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers have been made solely pursuant to the Exchange Offer Documents. The Exchange Offers have not been made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication and any other documents or materials relating to the Exchange Offers have not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this announcement is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply. Accordingly, this communication is only addressed to and directed at persons who are outside the United Kingdom and (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)), or (ii) within Article 43 of the Financial Promotion Order, or (iii) high net worth companies and other persons to whom it may lawfully be communicated falling within Article 49(2)(a) to (d) of the Financial Promotion Order, or (iv) to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on any document relating to the Exchange Offers or any of their contents.

This communication and any other documents or materials relating to the Exchange Offer are only addressed to and directed at persons in member states of the European Economic Area (the “EEA”), who are “Qualified Investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129. The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes, will be engaged in only with, Qualified Investors. The Exchange Offer is only available to Qualified Investors. None of the information in the Offering Memorandum and any other documents and materials relating to the Exchange Offer should be acted upon or relied upon in any member state of the EEA by persons who are not Qualified Investors.

Cautionary statement regarding forward-looking statements

In this communication Verizon has made forward-looking statements, including regarding the conduct and completion of the Exchange Offers. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “assume,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “hope,”

“intend,” “target,” “forecast,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated, including those discussed in the Offering Memorandum under the heading “Risk Factors” and under similar headings in other documents that are incorporated by reference in the Offering Memorandum. Eligible holders are urged to consider these risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.